As filed with the Securities and Exchange Commission on March 26, 1996
                                                    Registration No. 333-00019
==============================================================================
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                          --------------------

                     Post-Effective Amendment No. 2
                                   to
                                FORM S-8
                          REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933
                           --------------------
                         FORT HOWARD CORPORATION
          (Exact name of registrant as specified in its charter)

          Delaware                       2676                  39-1090992
(State or other jurisdiction   (Primary Standard Industrial   (I.R.S. Employer
     of incorporation or        Classification Code Number)    Identification
       organization)                                                 No.)
                           --------------------

                           1919 South Broadway
                        Green Bay, Wisconsin 54304
                             (414) 435-8821
            (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)
                           --------------------

                         FORT HOWARD CORPORATION
                      PROFIT SHARING RETIREMENT PLAN

                           HARMON ASSOC., CORP.
                           PROFIT SHARING PLAN
                        (Full title of the Plans)
                           --------------------

                            JAMES W. NELLEN II
                       Vice President and Secretary
                         Fort Howard Corporation
                           1919 South Broadway
                        Green Bay, Wisconsin 54304
                             (414) 435-8821
         (Name, address, including zip code, and telephone number,
                including area code, of agent for service)
                       --------------------







EXPLANATORY NOTE

     This Post-Effective Amendment No. 2 (the "Amendment") hereby amends the Registrant's Registration Statement on Form S-8, as previously amended by Post-Effective Amendment No. 1 (File No. 333-00019) (the "Registration Statement"), solely for the purpose of including an amendment to each of the Fort Howard Corporation Profit Sharing Retirement Plan ("Fort Howard Plan") and the Harmon Assoc., Corp. Profit Sharing Plan ("Harmon Plan," and collectively with the Fort Howard Plan, the "Plans") which permits Fort Howard Corporation to sell newly issued shares of its common stock, par value $.01 per share, in connection with such Plans. The contents of the Registration Statement are incorporated by reference in their entirety.

ITEM 8.  EXHIBITS.

     Exhibit No.   Description

     *4.1          Fort Howard Plan, (As Amended and Restated as of January 1,
                   1985) conformed through the Ninth Amendment.

     *4.2          Fort Howard Plan Amendment No. 10 dated September 21, 1995.

     *4.3          Fort Howard Plan Amendment No. 11 dated December 22, 1995.

     +4.4          Fort Howard Plan Amendment No. 12 dated March 20, 1996.

     *4.5 Fort Howard Profit Sharing Retirement Master Trust effective January 1, 1996.

     *4.6          Summary Plan Description.

     *4.7          Harmon Plan (As Amended and Restated effective January 1,
                   1995).

     +4.8          Harmon Plan Amendment No. 1 dated March 20, 1996.

     +5 Opinion of Shearman & Sterling, counsel to the Registrant as to the legality of the securities registered hereby.

     +23.1         Consent of Arthur Andersen LLP.

     +23.2         Consent of Shearman & Sterling (included in Exhibit 5).

     *24           Powers of Attorney (included as part of signature page).

                   The undersigned Registrant has submitted the Plans and any amendments thereto to the Internal Revenue Service in a timely manner and will make all changes required by the IRS in order to maintain qualification of the Plan.

         ------------
         + Filed herewith
         * Previously filed.





                                     - 2 -


                                    SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Green Bay, State of Wisconsin on the 25th day of March, 1996.

                                       FORT HOWARD CORPORATION

                                       By
                                          /S/JAMES W. NELLEN II
                                          James W. Nellen II
                                          Vice President and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                   Title                            Date
       ---------                   -----                            ----

          *                Director, Chairman of the Board     March 26, 1996
----------------------     of Directors and Chief Executive
Donald H. DeMeuse          Officer (principal executive officer)

          *                Director, Vice Chairman             March 26, 1996
----------------------     and Chief Financial Officer
Kathleen J. Hempel         (principal financial and accounting
                           officer)

          *                Director, President and Chief       March 26, 1996
----------------------     Operating Officer
Michael T. Riordan

          *                Director                            March 26, 1996
----------------------
Donald Patrick Brennan

          *                Director                            March 26, 1996
----------------------
Frank V. Sica

          *                Director                            March 26, 1996
----------------------
Robert H. Niehaus

          *                Director                            March 26, 1996
----------------------
David I. Margolis

          *                Director                            March 26, 1996
----------------------
Dudley J. Godfrey, Jr.




                                     - 3 -
          *                Director                            March 26, 1996
----------------------
James L. Burke



*By:                                                           March 26, 1996
/S/JAMES W. NELLEN II
James W. Nellen II
Attorney-In-Fact




     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the Plan) have duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Green Bay, State of Wisconsin, on the 25th day of March, 1996.

                                  FORT HOWARD CORPORATION PROFIT
                                  SHARING RETIREMENT PLAN


                                  Investment Advisory Board


                                  /S/JAMES W. NELLEN II
                                  By: James W. Nellen II
                                      Member


     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the Plan) have duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Green Bay, State of Wisconsin, on the 25th day of March, 1996.

                                  HARMON ASSOC. CORP.
                                  PROFIT SHARING PLAN


                                  Investment Advisory Board


                                  /S/JAMES W. NELLEN II
                                  By: James W. Nellen II
                                      Member












                                     - 4 -


                               INDEX TO EXHIBITS

         Exhibit No.   Description

         *4.1 Fort Howard Plan, (As Amended and Restated as of January 1, 1985) conformed through the Ninth Amendment.

         *4.2          Fort Howard Plan Amendment No. 10 dated September 21,
                       1995.

         *4.3          Fort Howard Plan Amendment No. 11 dated December 22,
                       1995.

         +4.4          Fort Howard Plan Amendment No. 12 dated March 20,
                       1996.

         *4.5 Fort Howard Profit Sharing Retirement Master Trust effective January 1, 1996.

         *4.6          Summary Plan Description.

         *4.7          Harmon Plan (As Amended and Restated effective
                       January 1, 1995).

         +4.8          Harmon Plan Amendment No. 1 dated March 20, 1996.

         +5 Opinion of Shearman & Sterling, counsel to the Registrant as to the legality of the securities registered hereby.

         +23.1         Consent of Arthur Andersen LLP.

         +23.2         Consent of Shearman & Sterling (included in Exhibit 5).

         *24 Powers of Attorney (included as part of signature page).

                       The undersigned Registrant has submitted the Plans and any amendments thereto to the Internal Revenue Service in a timely manner and will make all changes required by the IRS in order to maintain qualification of the Plan.

         ------------
         + Filed herewith
         * Previously filed.













                                     - 5 -